Exhibit   99.2

RESIGNATION

The undersigned, RANDY J. MOSELEY, hereby resigns, effective as of 5:00 PM CST February 11, 2013, in all capacities as a director, officer, and employee of Utilicraft Aerospace Industries, Inc., a Nevada corporation.

/s/ Randy Moseley
Randy J. Moseley